UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):					December 17, 2020

Cooper Tire & Rubber Company
(Exact name of registrant as specified in its charter)

Delaware			001-04329		34-4297750
(State or other jurisdiction of incorporation)			(Commission File Number)		(I.R.S Employer Identification No.)

701 Lima Avenue,	Findlay,	Ohio	419-	423-1321	45840
(Address of principal executive offices)			(Registrant's telephone number)		(Zip Code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $1 par value per share			CTB		New York Stock Exchange
(Title of Each Class)			(Trading Symbol)		(Name of Each Exchange on which Registered)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2020, Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), and Cooper Receivables, LLC, a Delaware limited liability company (“CRLLC”), entered into Omnibus Amendment No. 1 (the “Amendment”) amending (x) that certain Second Amended and Restated Receivables Purchase Agreement, dated as of February 15, 2018 (the “Original Receivables Purchase Agreement” and as amended by the Amendment, the “RPA”), (y) that certain Purchase and Sale Agreement, dated as of August 30, 2006, as amended by the First Amendment to Purchase and Sale Agreement, dated September 14, 2007 (as amended by the Amendment, the “PSA”) and (z) that certain Performance Guaranty, dated August 30, 2006 (as amended by the Amendment, the “Performance Guaranty”). Pursuant to the Amendment, among other things, the purchase limit for the Company’s accounts receivable facility (the “AR Facility”) was reduced from $150.0 million to $100.0 million, the maturity date of the AR Facility was extended from February 12, 2021 to December 19, 2022, and modifications were made to trigger levels in the termination events set forth in the AR Facility. Also, Wells Fargo Bank, National Association replaced PNC Bank, National Association as Administrator and LC Bank, Purchaser Agent, Related Committed Purchaser and LC Participant under the AR Facility.

CRLLC pays Discount (as defined in the RPA) with respect to amounts advanced by the Purchasers under the AR Facility. CRLLC is also required to pay a program fee, a structuring fee and an unused fee in connection with the AR Facility.

The RPA, the PSA and the Performance Guaranty contain customary representations and warranties, affirmative and negative covenants, and termination events. Other material terms are consistent with the Original Receivables Purchase Agreement.

The foregoing descriptions of the Amendment are qualified in their entirety by reference to the Amendment, a copy of which is filed as Exhibits 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in “Item 1.01. Entry into a Material Definitive Agreement” is hereby incorporated by reference into this “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.”

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1 Omnibus Amendment No. 1, dated December 17, 2020, by and among Cooper Receivables, LLC, Cooper Tire & Rubber Company, and Wells Fargo Bank, National Association
104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	Cooper Tire & Rubber Company
December 21, 2020	By: /s/ Jack Jay McCracken
Name: Jack Jay McCracken
Title: Vice President, Assistant General Counsel & Assistant Secretary